EXHIBIT 99.2
                                  ------------
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                                                                  EXECUTION COPY

                         RECEIVABLES PURCHASE AGREEMENT


                                     between


                             MERRILL LYNCH BANK USA,

                                    as Seller


                                       and


                          ML ASSET BACKED CORPORATION,

                                  as Purchaser


                            Dated as of May 31, 2007





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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.  DEFINITIONS................................................................1

2.  CONVEYANCE OF THE RECEIVABLES..............................................3

3.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER............................4

4.  REPRESENTATIONS AND WARRANTIES OF THE SELLER...............................5

5.  CONDITIONS TO OBLIGATION OF THE PURCHASER..................................9

6.  CONDITIONS TO OBLIGATION OF THE SELLER....................................10

7.  COVENANTS OF THE SELLER...................................................11

8.  INDEMNIFICATION...........................................................12

9.  CONTRIBUTION..............................................................14

10.  TRANSFER TO THE ISSUER...................................................14

11.  SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS..............................15

12.  AMENDMENT................................................................15

13.  NOTICES..................................................................16

14.  SUCCESSORS AND ASSIGNS...................................................16

15.  COUNTERPARTS.............................................................16

16.  APPLICABLE LAW...........................................................16

17.  SEVERABILITY OF PROVISIONS...............................................16

         EXHIBIT A...........................................................A-1

                                       I

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     This RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of May 31,
2007, between MERRILL LYNCH BANK USA, a Utah industrial bank, (the "Seller"), and ML ASSET BACKED CORPORATION, a Delaware corporation (the "Purchaser").

                              PRELIMINARY STATEMENT
                              ---------------------

     Subject to the terms and conditions of this Agreement, the Seller is selling those Receivables identified on Exhibit A to the Purchaser.

     The Purchaser will transfer the Receivables to Merrill Auto Trust Securitization 2007-1, a Delaware statutory trust (the "Issuer") pursuant to a sale and servicing agreement dated as of May 31, 2007 (the "Sale and Servicing Agreement"), among the Issuer, the Purchaser, as Depositor, and U.S. Bank National Association, as master servicer (in such capacity, the "Master Servicer").

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions.

     For all purposes of this Agreement, the following terms shall have the meanings set forth below:

     "Cut-off Date" means the close of business on May 31, 2007.

     "Dealer" means the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable prior to its assignment to the Seller.

     "Dealer Recourse" means, with respect to a Receivable, any and all recourse rights relating to misrepresentation or fraud against the Dealer that originated such Receivable and any successor Dealer.

     "Final Prospectus" means the prospectus supplement, dated June 8, 2007, and prospectus, dated May 2, 2007, of the Purchaser.

     "Financed Vehicle" means a new or used automobile, light-duty truck or sport utility vehicle with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Liquidated Receivable" means (i) any Receivable that, by its terms, is in default and as to which the Receivables Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle, and (ii) any Receivable with respect to which the related Obligor has become a debtor in a bankruptcy proceeding.

     "Liquidation Proceeds" means, with respect to any Receivable (a) insurance proceeds received by the Receivables Servicer and (b) monies collected by the Receivables Servicer from whatever source, including but not limited to proceeds of Financed Vehicles after repossession,

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on the Receivable, net of the costs of liquidation and any payments required by law to be remitted to the Obligor.

     "Obligor" means the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under a Receivable (not including any Dealer in respect of Dealer Recourse).

     "Origination Date" means, with respect to any Receivable, the date such Receivable is dated.

     "Person" means any individual, corporation, estate, partnership, joint venture, limited liability company, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

     "Preliminary Prospectus" means the preliminary prospectus supplement, dated June 2, 2007, and prospectus, dated May 2, 2007, of the Purchaser.

     "Purchase Price" has the meaning set forth in Section 2 hereof.

     "Purchased Property" has the meaning set forth in Section 2 hereof.

     "Receivable" means a receivable listed on the Schedule of Receivables and any amendments, modifications or supplements to such retail installment sale contract. The term "Receivable" does not include any Repurchased Receivable.

     "Registration Statement" means Registration Statement No. 333-139130 filed by the Purchaser with the Securities and Exchange Commission in the form in which it became effective on May 2, 2007.

     "Repurchase Event" has the meaning set forth in Section 7(f) hereof.

     "Schedule of Receivables" means the schedule of the Receivables attached as Exhibit A hereto.

     "Seller Information" has the meaning set forth in Section 8(a) hereof.

     "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the amount accrued from the date of the preceding payment to the date of the current payment.

     "Simple Interest Receivable" means a Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Title Document" means, with respect to any Financed Vehicle, the certificate of title for, or other evidence of ownership of, such Financed Vehicle issued by the registrar of titles in the jurisdiction in which such Financed Vehicle is registered.


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     "UCC" means the Uniform Commercial Code as in effect in any relevant state.

     Capitalized terms used and not otherwise defined herein (including the Preliminary Statement) shall have the meanings assigned thereto in Appendix A to the Sale and Servicing Agreement.

     2. Conveyance of the Receivables.

     In consideration of the Purchaser's payment to the Seller of $800,049,820.04 (the "Purchase Price"), the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Purchaser, without recourse (subject to the obligations herein) all of the Seller's right, title and interest in, to and under the following property whether now owned or existing or hereafter acquired or arising (collectively, the "Purchased Property"):

          (i)  the Receivables;

          (ii) monies received thereunder on or after the Cut-off Date;

          (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Vehicles;

          (iv) rights to receive proceeds with respect to the Receivables from claims on any insurance policies covering the Financed Vehicles or Obligors or from rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables;

          (v)  Dealer Recourse, if any;

          (vi) the Receivables Files;

          (vii) all Liquidation Proceeds collected from whatever source on a Liquidated Receivable; and

          (viii) all proceeds of any and every kind delivered with respect to, or derived from the foregoing and any and all other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of any of the foregoing and all rights to enforce the foregoing.

     The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Purchaser of any obligation of the Seller to the Obligors or any other Person in connection with the Purchased Property or any agreement, document or instrument related thereto. The Seller and the Purchaser intend that the sale, transfer, assignment and conveyance of the Purchased Property and other rights and property pursuant to this Section 2 shall be a sale and not a secured borrowing. However, in the event that such transfer is deemed to be a transfer for security, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Purchased Property whether now owned or existing or hereafter acquired or arising and all proceeds thereof (including, without limitation, "proceeds" as defined in the UCC as in effect from time to time in the State of New York) and all other rights and property transferred


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hereunder to secure a loan in an amount equal to the Purchase Price, and in such event, this Agreement shall constitute a security agreement under applicable law. The Seller hereby authorizes the Purchaser or its agents to file such financing statements and continuation statements as the Purchaser may deem advisable in connection with the security interest granted by the Seller pursuant to the preceding sentence.

     3. Representations and Warranties of the Purchaser.

     The Purchaser hereby represents and warrants as follows to the Seller as of the date hereof and the Closing Date:

          (a) Organization and Good Standing. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted.

          (b) Due Qualification. The Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Purchaser's ability to acquire the Receivables or the other Purchased Property or the validity or enforceability of the Receivables or the other Purchased Property.

          (c) Power and Authority. The Purchaser has all corporate power and authority to execute, deliver and perform this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms.

          (d) Binding Obligation. This Agreement and the other Basic Documents to which the Purchaser is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

          (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the certificate of incorporation or the by-laws of the Purchaser, or any indenture, agreement or other instrument to which the Purchaser is a party or by which it is bound, or violate any law, rules or regulation applicable to the Purchaser of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser.

          (f) No Proceedings. There are no proceedings or investigations pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Purchaser is a party, (ii) seeking to prevent the consummation of any of


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the transactions contemplated by this Agreement or any other Basic Document to which the Purchaser is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Purchaser is a party.

          (g) No Consents. The Purchaser is not required to obtain the consent of any other party or any consent, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

     4. Representations and Warranties of the Seller.

          (a) The Seller hereby represents and warrants as follows to the Purchaser as of the date hereof and as of the Closing Date:

               (i) Organization and Good Standing. The Seller is an industrial bank duly organized and validly existing under the laws of the State of Utah and continues to hold a valid certificate to do business as such, and has the power to own its assets and to transact the business in which it is currently engaged. The Seller is duly authorized to transact business and has obtained all necessary licenses and approvals, and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization.

               (ii) Power and Authority. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement and the other Basic Documents to which the Seller is a party, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Basic Documents to which the Seller is a party. When executed and delivered, this Agreement and the other Basic Documents to which the Seller is a party will constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

               (iii) No Violation. The execution, delivery and performance by the Seller of this Agreement and the other Basic Documents to which the Seller is a party will not violate any provision of any existing state, federal or, to the best knowledge of the Seller, local law or regulation or any order or decree of any court applicable to the Seller or any provision of the articles of association or incorporation or the bylaws of the Seller, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound or result in the creation or imposition of any lien upon any of the Seller's properties pursuant to any such mortgage, indenture, contract or other agreement (other than this Agreement).

               (iv) No Proceedings. There are no proceedings or investigations pending or, to the Seller's knowledge, threatened against the Seller before any court,


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     regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any other Basic Document to which the Seller is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Basic Document to which the Seller is a party or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document to which the Seller is a party.

               (v) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity, or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

               (vi) No Notice. The Seller represents and warrants that it acquired title to the Receivables and the other Purchased Property in good faith, without notice of any adverse claim.

               (vii) Bulk Transfer. The Seller represents and warrants that the transfer, assignment and conveyance of the Receivables and the other Purchased Property by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

               (viii) Seller Information. No certificate of an officer, statement or document furnished in writing or report delivered pursuant to the terms hereof by the Seller contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement, document or report not misleading.

               (ix) Ordinary Course. The transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party are in the ordinary course of the Seller's business.

               (x) Solvency. The Seller is not insolvent, nor will the Seller be made insolvent by the transfer of the Purchased Property, nor does the Seller anticipate any pending insolvency.

               (xi) Legal Compliance. The Seller is not in violation of, and the execution and delivery by the Seller of this Agreement and the other Basic Documents to which the Seller is a party and its performance and compliance with the terms of this Agreement and the other Basic Documents to which the Seller is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the Seller's condition (financial or otherwise) or operations or any of the Seller's properties or materially and adversely affect the performance of any of its duties under the Basic Documents.


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

               (xii) Creditors. The Seller did not sell the Receivables or the other Purchased Property to the Purchaser with any intent to hinder, delay or defraud any of its creditors.

          (b) The Seller makes the following representations and warranties with respect to the Receivables, on which the Purchaser relies in accepting the Receivables and in transferring the Receivables to the Issuer under the Sale and Servicing Agreement, and on which the Issuer relies in pledging the same to the Indenture Trustee. Such representations and warranties speak, except as otherwise expressly stated, as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Purchaser, the concurrent sale, transfer and assignment of the Receivables by the Purchaser to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

               (i) Fraud. In connection with each Receivable, there has been no fraud committed by the Dealer that sold the related Financed Vehicle and such Dealer has not made any misrepresentation and has not taken (or failed to take) any action which could render such Receivable void or otherwise unenforceable.

               (ii) Origination of Receivables. Each Receivable was originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was validly assigned to the Seller and is payable in U.S. dollars.

               (iii) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date, and no selection procedures believed by the Seller to be adverse to the Noteholders were utilized in selecting the Receivables.

               (iv) Customary Provisions. Each Receivable contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for the practical realization against the collateral of the benefits of the security.

               (v) Level Monthly Payments. Each Receivable provides for level monthly payments (provided, that the last payment may be different but in no event more than twice the amount of the level payment assuming payments are made as scheduled) that fully amortize the amount financed by maturity and yield interest at the applicable annual percentage rate.

               (vi) Compliance with Law - The Receivables; Etc. To the Seller's knowledge, each Receivable complied as of the applicable Origination Date, and immediately prior to the sale hereunder complies, in all material respects with all requirements of applicable federal, State and local laws, and regulations thereunder (collectively, "Applicable Laws"), including:

                                   (a)  usury laws;

                                   (b)  the Federal Truth in Lending Act;




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                                   (c)  the Equal Credit Opportunity Act;

                                   (d)  The Fair Credit Report Act;

                                   (e)  the Federal Trade Commission Act;

                                   (f)  the Magnuson Moss Warranty Act;

                                   (g)  the Federal Reserve Board's Regulations
                                        B and Z;

                                   (h)  State adaptations of the National
                                        Consumer Act and of the Uniform Consumer
                                        Credit Code; and

                                   (i)  other applicable consumer credit laws
                                        and equal credit opportunity and
                                        disclosure laws.

               (vii) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally.

               (viii) Simple Interest Receivable. Each Receivable is a Simple Interest Receivable.

               (ix) Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable to the Seller was, or to the Purchaser under this Agreement is, unlawful, void or voidable.

               (x) Security Interest in Financed Vehicle. Immediately prior to the sale, assignment and transfer thereof to the Purchaser, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of the Seller, which security interest is assignable by the Seller to the Purchaser and will not be rendered unenforceable solely by reason of the sale thereof to the Purchaser. Without limiting the generality of the foregoing, if the related Financed Vehicle was originated in a state in which (A) notation of a security interest on the Title Document is required or permitted to perfect such security interest, the Title Document for such Financed Vehicle shows, or if a new or replacement Title Document is being applied for with respect to such Financed Vehicle, the Title Document will be received within 185 days of the Origination Date and (B) the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recording have been duly made; in either case, the Seller has and, immediately upon the transfer thereof hereunder, the Purchaser shall have, the same rights as the secured party named in such Title Document or such UCC financing statement has or would have (if such secured party


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     were still the owner of the Receivable) against all parties claiming an interest in such Financed Vehicle.

               (xi) Title. Immediately prior to the sale and transfer herein contemplated, the Seller has good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others (all of which have been (or will be) terminated or released on or prior to the sale and transfer herein contemplated) and, immediately upon the transfer thereof hereunder, the Purchaser shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the transfer has been perfected under the UCC.

               (xii) All Filings Made. All UCC filings necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables have been made.

               (xiii) One Original. There is only one original executed copy of each Receivable.

               (xiv) Insurance. To the knowledge of the Seller, in accordance with its customary procedures, at the origination of each Receivable, the Obligor had obtained or agreed to obtain insurance covering the Financed Vehicle against fire, theft and collision.

               (xv) No Default. No Receivable has a payment that is more than 60 days overdue as of the Cutoff Date, and, except as permitted in this paragraph, to the best of the Seller's knowledge, no default, breach, violation or event permitting acceleration under the terms of any Receivable has occurred and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable has arisen.

               (xvi) Maturity of Receivables. Each Receivable has a final maturity date not later than June 13, 2013.

               (xvii) Outstanding Principal Balance. As of the Cutoff Date, each Receivable has an outstanding principal balance of at least $100.00.

               (xviii) No Notice of Bankruptcies. As of the Cutoff Date, to the Seller's knowledge, no Obligor on any Receivable is a debtor in a bankruptcy proceeding.

               (xix) Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

     5. Conditions to Obligation of the Purchaser.

     The obligation of the Purchaser to purchase the Receivables is subject to the satisfaction of the following conditions:


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          (a) Representations and Warranties True. The representations and warranties of the Seller hereunder shall be true and correct in all material respects on the Closing Date with the same effect as if then made, and the Seller shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

          (b) Computer Files Marked. The Seller shall, at its own expense, on or prior to the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement and deliver to the Purchaser the Schedule of Receivables, certified by the Seller's President, Vice President or Treasurer to be true, correct and complete.

          (c) Documents to be Delivered by the Seller on the Closing Date:

               (i) Evidence of UCC Filing. On or prior to the Closing Date, the Seller shall record and file, at its own expense, a UCC-1 financing statement in the State of Utah naming the Seller, as seller/debtor, and naming the Purchaser, as buyer/secured party, describing the Receivables and the other assets assigned to the Purchaser pursuant to Section 2, meeting the requirements of the laws of such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables and such other assets to the Purchaser. The Seller shall deliver to the Purchaser a file-stamped copy or other evidence satisfactory to the Purchaser of such filing on or prior to the Closing Date. In the event that the Seller fails to perform its obligations under this clause (i), the Purchaser may perform, or cause to be performed, such obligations, at the Seller's expense.

               (ii) Opinions of Seller's Counsel. On or prior to the Closing Date, the Purchaser shall have received the opinions of counsel to the Seller, in form and substance satisfactory to the Purchaser, as to the matters the Purchaser has heretofore requested or may reasonably request.

               (iii) Other Documents. Such other documents as the Purchaser may reasonably request.

          (d) Other Transactions. The transactions contemplated by the Sale and Servicing Agreement, the Indenture and the Trust Agreement to be consummated on the Closing Date shall be consummated on such date.

     6. Conditions to Obligation of the Seller.

     The obligation of the Seller to sell the Receivables to the Purchaser is subject to the satisfaction of the following conditions:

          (a) Representations and Warranties True. The representations and warranties of the Purchaser hereunder shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to the Closing Date.

          (b) Receivables Purchase Price. On the Closing Date, the Purchaser shall have delivered to the Seller the Purchase Price specified in Section 2 hereof.


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

     7. Covenants of the Seller.

     The Seller agrees with the Purchaser as follows:

          (a) Filings. The Seller shall cause at its own expense all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Seller, the Purchaser, the Trust and the Indenture Trustee, respectively, in and to the Receivables and the other property included in the Trust Estate to be promptly filed and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Purchaser hereunder, the Trust under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture in and to the Receivables and the other property included in the Trust Estate. The Seller shall deliver to the Purchaser and the Indenture Trustee file stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recordation, registration or filing. The Purchaser shall cooperate fully with the Seller in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this paragraph.

          (b) Name Change. If the Seller makes any change in its name, identity or corporate structure that would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the applicable provisions of the UCC or any title statute or if the Seller changes the jurisdiction under whose laws it is formed, the Seller shall give the Purchaser, the Indenture Trustee and the Owner Trustee written notice thereof at least 45 days prior to such change and shall promptly file such financing statements or amendments as may be necessary to continue the perfection of the Purchaser's interest in the property conveyed pursuant to
Section 2. In the event that the Seller fails to perform its obligations under this subsection (b), the Purchaser may perform, or cause to be performed, such obligations, at the Seller's expense.

          (c) Other Liens or Interests. Except for the conveyances hereunder and pursuant to the Basic Documents, the Seller shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume, or suffer to exist any Lien on, or any interest in, to or under the Receivables, and the Seller shall defend the right, title and interest of the Purchaser, the Trust and the Indenture Trustee in, to and under the Receivables against all claims of third parties claiming through or under the Seller.

          (d) Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the perfection, as against all third parties claiming through or under the Seller, of the Purchaser's, the Issuer's and the Indenture Trustee's right, title and interest in and to the Receivables and the other property included in the Trust Estate.

          (e) Hold Harmless. The Seller shall protect, defend, indemnify and hold the Purchaser, the Issuer and their respective assigns and their employees, officers, directors and agents harmless from and against all losses, liabilities, claims and damages of every kind and character, including any legal or other expenses reasonably incurred, as incurred, resulting from or relating to or arising out of (i) the inaccuracy, nonfulfillment or breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (ii) any legal action, including, without limitation, any counterclaim, that has either been settled by the litigants or has proceeded to judgment by a court of competent jurisdiction, in either case to the extent it is based upon alleged facts that, if true, would constitute a breach of any representation, warranty, covenant or agreement made by the Seller in this Agreement, (iii) any actions or omissions of the Seller occurring prior to the Closing Date with respect to any of the Receivables or Financed Vehicles or (iv) any failure of a Receivable to be originated in compliance with all applicable requirements of law. These indemnity obligations shall be in addition to any obligation that the Seller may otherwise have.

          (f) Repurchase Events. The Seller hereby covenants and agrees with the Purchaser for the benefit of the Purchaser, the Indenture Trustee, the Issuer, the Owner Trustee, the Certificateholders and the Noteholders that the occurrence of a breach of any of the Seller's representations and warranties contained in Section 4(b) that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Seller as to the facts stated therein, shall constitute an event obligating the Seller to repurchase the Receivable to which such failure or breach is applicable (each, a "Repurchase Event"), at the Purchase Amount, from the Purchaser, unless any such breach shall have been cured by the last day of the Collection Period which includes the 60th day after the date of discovery or notice thereof by or to the Seller.

     8. Indemnification.

          (a) The Seller agrees to indemnify and hold harmless the Purchaser, each of its respective directors, each officer of the Purchaser who signed the Registration Statement, and each person or entity who controls the Purchaser or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Purchaser, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Purchaser, and each such controlling person for any legal or other expenses reasonably incurred by the Purchaser or such controlling person in connection with investigating or defending any such loss, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Seller contained in the Preliminary Prospectus or the Final Prospectus or any amendment or supplement to the Preliminary Prospectus or the Final Prospectus or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Preliminary Prospectus or the Final Prospectus, as applicable, or any amendment or supplement to the Preliminary Prospectus or the Final Prospectus, in the light of the circumstance under which they were made, not misleading, but, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Preliminary Prospectus or the Final Prospectus under the captions: "The Sponsor" and "The Receivables Pool" (such information, the "Seller Information"). This indemnity agreement will be in addition to any liability which the Seller may otherwise have to the Purchaser or any affiliate thereof pursuant to this Agreement or otherwise.

          (b) The Purchaser agrees to indemnify and hold harmless the Seller and each Person who controls the Seller within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint and several, to which the Seller, or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Seller and each such controlling Person for any legal or other expenses reasonably incurred by the Seller or such controlling Person in connection with investigating or defending any such losses, claims, damages or liabilities insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon
(i) any untrue statement or alleged untrue statement of material fact contained in the Registration Statement or any amendment or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Prospectus or the Final Prospectus or any amendment or supplement to the Preliminary Prospectus or the Final Prospectus or the omission or the alleged omission to state therein a material fact necessary in order to make the statements in the Preliminary Prospectus or the Final Prospectus, as applicable, or any amendment or supplement to the Preliminary Prospectus or the Final Prospectus, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Preliminary Prospectus or the Final Prospectus other than the Seller Information. This indemnity agreement will be in addition to any liability which the Purchaser may otherwise have.

          (c) Promptly after receipt by any indemnified party under this Section 8 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure; provided, further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8.

     If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

     Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is appropriate for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Purchaser, if the indemnified parties under this Section 8 consist of the Purchaser, or by the Seller, if the indemnified parties under this Section 8 consist of the Seller.

     Each indemnified party, as a condition of the indemnity agreements contained in Section 8(a) and (b), shall use its commercially reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     9. Contribution.

     In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 8 is for any reason held to be unenforceable although applicable in accordance with its terms, the Seller, on the one hand, and the Purchaser, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Seller and the Purchaser (i) in such proportions as shall be appropriate to reflect the relative benefits received by the Seller on the one hand and the Purchaser on the other from the sale of the Receivables or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportions as shall be appropriate to reflect the relative fault on the part of the Seller on the one hand and the Purchaser on the other; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each Person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Purchaser and each Person, if any, who controls the Seller within the meaning of
Section 15 of the Securities Act shall have the same rights to contribution as the Seller.

     10. Transfer to the Issuer.

     The Seller acknowledges and agrees that (1) the Depositor will, pursuant to the Sale and Servicing Agreement, transfer and assign the Receivables and assign its rights under this Agreement with respect thereto (other than its rights under Sections 8 and 9 of this Agreement) to the Issuer and, pursuant to the Indenture, the Issuer will pledge the Receivables to the Indenture Trustee, and (2) the representations and warranties contained in this Agreement and the rights of the Depositor under this Agreement, including under Section 7(f) (other than its rights under Sections 8 and 9 of this Agreement), are intended to benefit the Issuer, the Indenture Trustee, the Noteholders and the Certificateholders. The Seller hereby consents to such transfers and assignments and agrees that enforcement of a right or remedy hereunder by the Indenture Trustee, the Owner Trustee or the Issuer shall have the same force and effect as if the right or remedy had been enforced or executed by the Depositor.

     11. Survival of Representations and Obligations.

     The respective agreements, representations, warranties and other statements of the Seller and the Purchaser set forth in or made pursuant to this Agreement or contained in certificates of the Seller submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of the Purchaser or the Seller or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Purchased Property.

     12. Amendment.

     This Agreement may be amended from time to time, with prior written notice to the Rating Agencies, but without the consent of the Noteholders or the Certificateholders, by a written amendment duly executed and delivered by the Seller and the Depositor, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or Certificateholders; provided that such amendment shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interest of any Noteholder or Certificateholder; provided, further, that such action shall be deemed not to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings of then assigned to the Notes and the Certificates. This Agreement may also be amended by the Seller and the Depositor, with prior written notice to the Rating Agencies and the prior written consent of Holders of Notes evidencing at least a majority of the Outstanding Amount of the Notes and Holders of the Certificates evidencing at least a majority of the Certificate Balance (excluding, for purposes of this Section 12, Certificates held by the Seller or any of its affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of Noteholders or Certificateholders or (ii) reduce the aforesaid percentage of the Notes or the Certificates that is required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

     13. Notices.

     All communications hereunder will be in writing and, if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to ML Asset Backed Corporation, Four World Financial Center, North Tower - 10th Floor, New York, New York 10800, Facsimile: (212) 449-9015, Attention: Ted Breck; and if sent to the Seller, will be mailed, delivered or telegraphed, and confirmed to it at Merrill Lynch Bank USA, c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, Four World Financial Center, New York, New York 10080, facsimile:
(212) 449-9023, Attention: John F. Blackburn. Any such notice will take effect at the time of receipt.

     14. Successors and Assigns.

     This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and their officers and directors and controlling persons, and no other person will have any right or obligations hereunder.

     15. Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     16. Applicable Law.

     THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     17. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the rights of the parties hereto or their permitted assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                       MERRILL LYNCH BANK USA, as Seller



                                       By: /s/ John F. Blackburn
                                           --------------------------------
                                           Name:  John F. Blackburn
                                           Title: Managing Director



                                       ML ASSET BACKED CORPORATION, as Purchaser



                                       By: /s/ Theodore F. Breck
                                           --------------------------------
                                           Name:  Theodore F. Breck
                                           Title: President

                                                                       EXHIBIT A




                             SCHEDULE OF RECEIVABLES


Information as to the Receivables as of May 31, 2007.




                                       A-1